TOUCHSTONE SANDS CAPITAL INSTITUTIONAL GROWTH FUND           SUMMARY PROSPECTUS
TICKER: CISGX                                                APRIL 30, 2011

Before you invest, you may want to review the fund's Prospectus, which contains information about the fund and its risks. The fund's Prospectus and Statement of Additional Information, both dated April 30, 2011 as amended from time to time, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the fund's Prospectus and other information about the fund, go to www.TouchstoneInvestments.com/home/formslit/, call 1.800.543.0407, or ask any financial advisor, bank, or broker-dealer who offers shares of the fund.

THE FUND'S INVESTMENT GOAL

The Touchstone Sands Capital Institutional Growth Fund seeks long-term capital appreciation.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
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Wire Redemption Fee                                             None(1)
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ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE
OF THE VALUE OF YOUR INVESTMENT)
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Management Fees                                                 0.78%
Other Expenses                                                  0.02%
Total Annual Fund Operating Expenses(2)                         0.80%
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(1)   A fee may be imposed for wire transfers of redemption proceeds.

(2) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 0.80%. This expense limitation will remain in effect until at least April 29, 2012 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the shareholders.

EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting any contractual fee waivers). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year                                      $82
3 Years                                     $255
5 Years                                     $444
10 Years                                    $990
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PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 41% of the average value of its portfolio.

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal market conditions, at least 80% of its assets in common stocks of U.S. companies with above-average potential for revenue and earnings growth. This is a non-fundamental investment policy that the Fund can change upon 60 days' prior notice to shareholders. The Fund emphasizes investments in large capitalization growth companies. For purposes of this Fund, large capitalization companies are defined as companies with a market capitalization found within the Russell 1000 Index (between $1.3 billion and $283 billion at the time of its most recent reconstitution on May 31, 2010) at the time of purchase. The market capitalization range and composition of the Russell 1000 Index are subject to change. The Fund will typically own between 25 and 30 stocks and is non-diversified.

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The Fund's sub-advisor, Sands Capital Management, LLC ("Sands Capital"), seeks companies with: sustainable above-average earnings growth; significant competitive advantages; a leadership position or proprietary niche; a clear sense of purpose and mission in an understandable business and financial strength; and that is rationally valued relative to comparable companies, the market, and the business prospects for that particular company. Sands Capital has a three-pronged sell discipline. Sands Capital typically sells a company for one of the following reasons: deterioration in fundamentals; slowing growth/maturing business; or opportunity cost.

THE KEY RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.

Because it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or long periods of time. The Fund's investment approach is intended to provide long-term capital appreciation, which has the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may change drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of these companies' securities may decline in response. These factors contribute to price volatility, which is a principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of bankruptcy.

The Fund is subject to the risk that its primary market segment, investments in larger, growing companies, may underperform other market segments or the equity markets as a whole. Moreover, the sub-advisor's approach may be contrary to general investment opinion at times or otherwise fail to produce the desired results, causing the Fund to underperform funds that also seek long-term capital appreciation but use different approaches to select stocks.

A principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Growth companies also typically do not pay dividends.

The Fund specifies in its principal investment strategy a market capitalization range for acquiring portfolio securities. If a security that is within the range for the Fund at the time of purchase later falls outside the range, which is most likely to happen because of market fluctuation, the Fund may continue to hold the security if, in the sub-advisor's judgment, the security remains otherwise consistent with the Fund's investment goal and strategies. However, this change could limit the Fund's flexibility in making new investments.

The performance of large capitalization companies may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities. The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. Therefore, these stocks may be more volatile than those of larger companies.

The Fund is non-diversified, which means that it may invest a greater percentage of its assets in the securities of a limited number of issuers than other mutual funds. As a non-diversified fund, the Fund's investment performance may be more volatile, as it may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund.

The Fund should only be purchased by investors seeking long-term capital appreciation. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal and you could lose money on your investment in the Fund. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of the Fund's Prospectus.

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THE FUND'S PERFORMANCE

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year (before taxes) and by showing how the Fund's average annual total returns for 1Year, 5 Years and Since Inception (before and after taxes) compare with the Russell 1000 Growth Index. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

SANDS CAPITAL INSTITUTIONAL GROWTH FUND TOTAL RETURN AS OF DECEMBER 31

[BAR CHART]

2006    2007    2008     2009     2010
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-5.85%  18.74%  -48.45%  71.08%   26.26%

Best Quarter: 2nd Quarter 2009 +21.85%  Worst Quarter: 4th Quarter 2008 -30.53%

After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED DECEMBER 31, 2010
                                                               Since Inception
                                            1 Year   5 Years      (1-21-05)
SANDS CAPITAL INSTITUTIONAL GROWTH FUND
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Return Before Taxes                         26.26%   4.47%           6.67%
Return After Taxes on Distributions         26.26%   4.34%           6.55%
Return After Taxes on Distributions and
    Sale of Fund Shares                     17.07%   3.79%           5.74%
Russell 1000 Growth Index                   16.71%   3.75%           4.67%
(reflects no deductions
    for fees, expenses or taxes)
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INVESTMENT ADVISOR                              INVESTMENT SUB-ADVISOR

Touchstone Advisors, Inc.                       Sands Capital Management, LLC

PORTFOLIO MANAGER(S)

Frank M. Sands, Jr., CFA
Chief Investment Officer and Chief Executive Officer
Managing the Fund since 2005

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BUYING AND SELLING FUND SHARES

Minimum Investment Requirements
                                 Initial            Additional
                                Investment          Investment
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Regular Account                 $   500,000            None
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You may buy and sell shares in the Fund on a day when the New York Stock
Exchange is open for trading. You may purchase and sell shares of the Fund through Touchstone Securities, Inc. or your financial institution. For more information about buying and selling shares see the section "Investing with Touchstone" of the Fund's prospectus or call 1.800.543.0407.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless the shares are held in a tax-deferred account. Shares that are held in a tax-deferred account may be taxed as ordinary or capital gains once they are withdrawn from the tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.